UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08797
                                   811-09049

Name of Fund: Merrill Lynch International Fund of Mercury Funds, Inc.
              Merrill Lynch Master International Portfolio of Mercury Master
              Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1 - Report to Stockholders

Annual Report
May 31, 2006

Merrill Lynch
International Fund
Of Mercury Funds, Inc.

Merrill Lynch International Fund

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's/Trust's Board of Directors/Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's/Trust's shareholders, BlackRock Advisors, Inc. or its successors is expected to become the investment adviser of the Fund/Trust upon the closing of the Transaction.

Important Tax Information

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch International Fund of Mercury Funds, Inc. to shareholders of record on August 10, 2005:

-------------------------------------------------------------------------------
Qualified Dividend Income for Individuals .................              100.00%
Foreign Source Income .....................................               83.55%
Foreign Taxes Paid Per Share ..............................           $ .021097
-------------------------------------------------------------------------------

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.


2       MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation -- via phone, mail, online or in person -- is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006           3

A Discussion With Your Fund's Portfolio Managers

      We maintain a bias toward higher-quality stocks, as we expect investors could become increasingly attracted to companies demonstrating sustainable earnings strength, particularly as overall corporate earnings growth slows.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2006, Merrill Lynch International Fund's Class A, Class B, Class C and Class I Shares had total returns of +24.51%, +23.52%, +23.47% and +24.80%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +28.24% and its comparable Lipper category of International Large-Cap Core Funds posted an average return of +27.87%. (Funds in this Lipper category invest at least 75% of their equity assets in companies outside the United States with market capitalizations, on a three-year weighted basis, greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.)

The global economy withstood record oil prices and international equity markets achieved healthy gains during the past 12 months. Corporate profits continued to grow, creating a constructive environment for equity markets.

Across the developed regions, European equity markets were buoyed by strong corporate earnings and improving economic sentiment. The European Central Bank
(ECB) raised interest rates by 50 basis points (.50%) over the period (and 25 basis points more on June 8 to 2.75%). In Japan, equity markets climbed as investors were emboldened by the prospects for sustained economic recovery and an end to deflation. The Bank of Japan announced that its ultra-loose monetary policy would be tightened, but indicated that there would be no immediate interest rate increase. Asian and emerging markets performed well, spurred by robust global economic growth and, in some cases, improved domestic economic policy and declining interest rates.

Equity markets corrected in the final month of the period. Investors became concerned that inflationary pressures, particularly in the United States, may cause central banks to raise interest rates more aggressively than anticipated, and that this could ultimately lead to a sharp deceleration in corporate profit growth. Those parts of the market that had led the rally earlier in the period, such as emerging markets and commodity shares, suffered most.

What factors most influenced Fund performance?

The Fund rose strongly over the period but lagged the benchmark MSCI EAFE Index.

The Fund was well positioned to benefit from higher oil prices, given our overweighting of the energy sector for most of the period. Holdings in Statoil ASA and Petroleo Brasileiro SA performed especially well as investors recognized the companies' production-growth potential.

Stock selection in the financials sector also contributed positively to performance. Our overweighting of Japanese banks, such as Mitsubishi UFJ Financial Group, Inc., proved beneficial as the economic recovery in Japan bolstered investor expectations for loan growth and some normalization of interest rates (that is, a slight rise from the current rate of zero). An additional benefit came from our holding in Swiss insurer Zurich Financial Services AG, which performed respectably after delivering better-than-expected results, in part due to a stronger pricing environment. We subsequently liquidated our position to realize gains. Elsewhere in the sector, our holding of investment bank UBS AG benefited performance as investors acknowledged the quality of the bank's private client and wealth management businesses.

The main drag on performance was stock-specific setbacks within the consumer discretionary sector. In particular, our position in global satellite operator SES Global suffered as investors expressed concern over the company's ability to successfully implement a uniform digital platform for the German cable/satellite market. In light of this disappointment, we sold our position given the potential negative impact on the company's profitability and cash flow. A further drag on performance came from cruise operator Carnival Plc after the company lowered its earnings guidance for 2006. Nevertheless, our analysis suggested that the underlying reasons are likely to prove transitory and the market is undervaluing Carnival's medium-term earnings growth potential. We therefore retained our position. A final detractor came from the materials sector. While many of our investments in this sector performed well, the Fund's results were hurt by our avoidance of certain metals and mining stocks, which our analysis suggested were overvalued.


4       MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

What changes were made to the portfolio during the period?

We increased our exposure to oil-related stocks during the period. Our analysis suggested that demand/supply fundamentals would support a sustained high oil price, an assumption that we believed was not fully discounted into share prices. We favored oil exploration & production companies with strong long-term production growth potential, such as Suncor Energy, Inc., and drilling services company Weatherford International Ltd., which is expected to benefit from strong demand. Within the materials sector, we bought global mining company BHP Billiton Plc as we believe that commodity prices should continue to be shored up by supply constraints and solid Asian demand.

Within the consumer staples sector, we initiated a position in British American Tobacco Plc. Our analysis suggested the company's valuation did not reflect the favorable growth opportunities available in emerging markets and the potential to pass on incremental price increases to consumers. Also in consumer staples, we initiated a position in InBev NV, an international brewing company headquartered in Belgium. We anticipated that the company's share price could benefit from strong growth in Latin American markets and management's efforts to reduce operating costs in developed markets.

We increased our allocation to the information technology sector by establishing a position in application software company SAP AG, which we believe has the potential for market share gains given pivotal product enhancements. Conversely, we trimmed exposure to the industrials sector. Even though a number of our industrials holdings performed decently during the period, we considered them to be fairly valued against a backdrop of expected slowing global economic growth. Lastly, we eliminated our weightings in large cap pharmaceutical companies, as we believe valuations generally reflected the relatively low level of earnings growth and inherent risks that many of these companies' stocks face.

More recently, portfolio activity has centered on advancing our highest-conviction investment ideas in the portfolio, which has resulted in an overall reduction in the number of holdings.

How would you characterize the portfolio's position at the close of the period?

Given the gains made by stocks over the past 12 months, we were not altogether surprised by the recent correction in equity markets. Our outlook for equity markets remains unchanged. We continue to believe that core inflation will remain low and central banks will not be compelled to undertake aggressive interest rate hikes. We expect global economic growth to decelerate to trend levels, which should still support sustained corporate profit growth, albeit at a slower pace than we have witnessed in recent years.

Against this backdrop, we believe that fundamentals and valuations continue to support a constructive outlook for international equities. However, returns are likely to be lower than those experienced in recent years, amid higher volatility. As aggregate corporate earnings growth slows, we expect that investors could become increasingly attracted to companies that demonstrate sustainable earnings strength. This is reflected in the portfolio's overall bias toward growth.

Our investments are geared toward companies that we believe are likely to benefit from sustained corporate spending such as software, office equipment and investment banking companies. Concerns about high valuations have led us to underweight health care, utilities and industrials stocks. Conversely, attractive opportunities in energy, consumer staples and financials have led us to establish overweightings in those areas.

Richard Turnill
Vice President and Portfolio Manager

Susan Chan
Vice President and Portfolio Manager

June 23, 2006


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006           5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives.

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                       6-Month          12-Month      Since Inception
As of May 31, 2006                                   Total Return     Total Return     Total Return
=====================================================================================================
ML International Fund Class A Shares*                   +12.37%          +24.51%          +33.27%
-----------------------------------------------------------------------------------------------------
ML International Fund Class B Shares*                   +12.01           +23.52           +25.62
-----------------------------------------------------------------------------------------------------
ML International Fund Class C Shares*                   +12.01           +23.47           +25.57
-----------------------------------------------------------------------------------------------------
ML International Fund Class I Shares*                   +12.55           +24.80           +35.87
-----------------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**           +15.30           +28.24           +63.91
-----------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 10/30/98.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 10/30/98.


6       MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class A, Class B, Class C & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from October 30, 1998 to May 2006.

               ML International       ML International          ML International           ML International          MSCI Europe,
                       Fund +--               Fund +--                  Fund +--                   Fund +--       Australasia and
                Class A Shares*        Class B Shares*           Class C Shares*            Class I Shares*      Far East Index++
10/30/98**              $ 9,475                $10,000                   $10,000                    $10,000               $10,000
5/99                    $ 9,854                $10,360                   $10,360                    $10,420               $10,934
5/00                    $11,901                $12,399                   $12,399                    $12,608               $12,809
5/01                    $ 9,624                $ 9,957                   $ 9,957                    $10,224               $10,602
5/02                    $ 8,614                $ 8,837                   $ 8,838                    $ 9,166               $ 9,584
5/03                    $ 7,483                $ 7,612                   $ 7,612                    $ 7,989               $ 8,405
5/04                    $ 8,971                $ 9,072                   $ 9,072                    $ 9,608               $11,151
5/05                    $10,141                $10,170                   $10,170                    $10,887               $12,781
5/06                    $12,627                $12,562                   $12,557                    $13,587               $16,391

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Merrill Lynch Master International Portfolio. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/06                               +24.51%         +17.97%
--------------------------------------------------------------------------------
Five Years Ended 5/31/06                             + 5.58          + 4.45
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/06                                      + 3.86          + 3.12
--------------------------------------------------------------------------------

                                                     Return           Return
                                                  Without CDSC      With CDSC+
================================================================================
Class B Shares***
================================================================================
One Year Ended 5/31/06                               +23.52%         +19.52%
--------------------------------------------------------------------------------
Five Years Ended 5/31/06                             + 4.76          + 4.42
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/06                                      + 3.05          + 3.05
--------------------------------------------------------------------------------

                                                     Return           Return
                                                  Without CDSC      With CDSC+
================================================================================
Class C Shares++
================================================================================
One Year Ended 5/31/06                               +23.47%         +22.47%
--------------------------------------------------------------------------------
Five Years Ended 5/31/06                             + 4.75          + 4.75
--------------------------------------------------------------------------------
Inception (10/30/98)
through 5/31/06                                      + 3.05          + 3.05
--------------------------------------------------------------------------------

================================================================================
Class I Shares                                                        Return
================================================================================
One Year Ended 5/31/06                                                +24.80%
--------------------------------------------------------------------------------
Five Years Ended 5/31/06                                              + 5.85
--------------------------------------------------------------------------------
Inception (10/30/98) through 5/31/06                                  + 4.13
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
*** Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
+     Assuming payment of applicable contingent deferred sales charge.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006           7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    Expenses Paid
                                                            Beginning             Ending          During the Period*
                                                          Account Value        Account Value       December 1, 2005
                                                         December 1, 2005       May 31, 2006        to May 31, 2006
====================================================================================================================
Actual
====================================================================================================================
Class A                                                      $   1,000            $1,123.70            $   10.27
--------------------------------------------------------------------------------------------------------------------
Class B                                                      $   1,000            $1,120.10            $   14.32
--------------------------------------------------------------------------------------------------------------------
Class C                                                      $   1,000            $1,120.10            $   14.38
--------------------------------------------------------------------------------------------------------------------
Class I                                                      $   1,000            $1,125.50            $    8.96
====================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================
Class A                                                      $   1,000            $1,015.23            $    9.75
--------------------------------------------------------------------------------------------------------------------
Class B                                                      $   1,000            $1,011.39            $   13.59
--------------------------------------------------------------------------------------------------------------------
Class C                                                      $   1,000            $1,011.34            $   13.64
--------------------------------------------------------------------------------------------------------------------
Class I                                                      $   1,000            $1,016.47            $    8.50
--------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.94% for Class A, 2.71% for Class B, 2.72% for Class C and 1.69% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Statement of Assets and Liabilities             Merrill Lynch International Fund

As of May 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investment in Merrill Lynch Master International Portfolio
             (the "Portfolio"), at value (identified cost--$109,285,011) .................                            $ 129,474,915
            Prepaid expenses .............................................................                                   34,436
                                                                                                                      -------------
            Total assets .................................................................                              129,509,351
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Distributor ...............................................................       $      95,372
               Other affiliates ..........................................................              81,670
               Administrator .............................................................              24,011              201,053
                                                                                                 -------------
            Accrued expenses .............................................................                                   10,065
                                                                                                                      -------------
            Total liabilities ............................................................                                  211,118
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ...................................................................                            $ 129,298,233
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of Common Stock, $.0001 par value, 100,000,000 shares
             authorized ..................................................................                            $         178
            Class B Shares of Common Stock, $.0001 par value, 100,000,000 shares
             authorized ..................................................................                                      609
            Class C Shares of Common Stock, $.0001 par value, 100,000,000 shares
             authorized ..................................................................                                      200
            Class I Shares of Common Stock, $.0001 par value, 100,000,000 shares
             authorized ..................................................................                                      101
            Paid-in capital in excess of par .............................................                              182,714,297
            Undistributed investment income--net .........................................       $     726,784
            Accumulated realized capital losses allocated from the Portfolio--net ........         (74,333,840)
            Unrealized appreciation allocated from the Portfolio--net ....................          20,189,904
                                                                                                 -------------
            Total accumulated losses--net ................................................                              (53,417,152)
                                                                                                                      -------------
            Net Assets ...................................................................                            $ 129,298,233
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $21,806,829 and 1,779,018 shares
             outstanding .................................................................                            $       12.26
                                                                                                                      =============
            Class B--Based on net assets of $71,575,438 and 6,092,860 shares
             outstanding .................................................................                            $       11.75
                                                                                                                      =============
            Class C--Based on net assets of $23,463,357 and 1,997,412 shares
             outstanding .................................................................                            $       11.75
                                                                                                                      =============
            Class I--Based on net assets of $12,452,609 and 1,006,224 shares
             outstanding .................................................................                            $       12.38
                                                                                                                      =============

      See Notes to Financial Statements.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006           9

Statement of Operations                         Merrill Lynch International Fund

For the Year Ended May 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Net investment income allocated from the Portfolio:
               Dividends .................................................................                            $   3,110,135
               Interest from affiliates ..................................................                                   13,777
               Securities lending--net ...................................................                                    2,201
               Expenses ..................................................................                               (1,243,061)
                                                                                                                      -------------
            Total income .................................................................                                1,883,052
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Account maintenance and distribution fees--Class B ...........................       $     718,629
            Administration fees ..........................................................             317,627
            Transfer agent fees--Class B .................................................             300,305
            Account maintenance and distribution fees--Class C ...........................             235,041
            Transfer agent fees--Class C .................................................             100,018
            Transfer agent fees--Class A .................................................              74,975
            Printing and shareholder reports .............................................              56,376
            Account maintenance fees--Class A ............................................              48,367
            Transfer agent fees--Class I .................................................              48,133
            Registration fees ............................................................              46,868
            Professional fees ............................................................              32,015
            Other ........................................................................              13,177
                                                                                                 -------------
            Total expenses ...............................................................                                1,991,531
                                                                                                                      -------------
            Investment loss--net .........................................................                                 (108,479)
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net ..........................................................          29,750,543
               Foreign currency transactions--net ........................................             (14,319)          29,736,224
                                                                                                 -------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ..........................................................          (2,756,669)
               Foreign currency transactions--net ........................................             (34,095)          (2,790,764)
                                                                                                 ----------------------------------
            Total realized and unrealized gain--net ......................................                               26,945,460
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations .........................                            $  26,836,981
                                                                                                                      =============

      See Notes to Financial Statements.


10      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Statements of Changes in Net Assets             Merrill Lynch International Fund

                                                                                                         For the Year Ended
                                                                                                              May 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss--net .........................................................       $    (108,479)       $     (69,382)
            Realized gain--net ...........................................................          29,736,224           17,797,795
            Change in unrealized appreciation/depreciation--net ..........................          (2,790,764)            (465,176)
                                                                                                 ----------------------------------
            Net increase in net assets resulting from operations .........................          26,836,981           17,263,237
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
               Class A ...................................................................            (164,109)             (20,937)
               Class B ...................................................................            (205,455)                  --
               Class C ...................................................................             (58,117)                  --
               Class I ...................................................................            (159,545)             (43,937)
                                                                                                 ----------------------------------
            Net decrease in net assets resulting from dividends to shareholders ..........            (587,226)             (64,874)
                                                                                                 ----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions ...........         (19,178,154)         (41,513,114)
                                                                                                 ----------------------------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
            Redemption fees ..............................................................                 697                  144
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ......................................           7,072,298          (24,314,607)
            Beginning of year ............................................................         122,225,935          146,540,542
                                                                                                 ----------------------------------
            End of year* .................................................................       $ 129,298,233        $ 122,225,935
                                                                                                 ==================================
               * Undistributed investment income--net ....................................       $     726,784        $     115,771
                                                                                                 ==================================

      See Notes to Financial Statements.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          11

Financial Highlights                            Merrill Lynch International Fund

                                                                                        Class A
The following per share data                           -------------------------------------------------------------------------
and ratios have been derived                                                   For the Year Ended May 31,
from information provided in                           -------------------------------------------------------------------------
the financial statements.                                 2006            2005            2004            2003            2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ................    $    9.94       $    8.80       $    7.34       $    8.45       $    9.44
                                                       -------------------------------------------------------------------------
Investment income (loss)--net* ....................          .06             .03             .04             .03              --+
Realized and unrealized gain (loss)--net ..........         2.36@           1.12@           1.42           (1.14)           (.99)
                                                       -------------------------------------------------------------------------
Total from investment operations ..................         2.42            1.15            1.46           (1.11)           (.99)
                                                       -------------------------------------------------------------------------
Less dividends from investment income--net ........         (.10)           (.01)             --              --              --
                                                       -------------------------------------------------------------------------
Net asset value, end of year ......................    $   12.26       $    9.94       $    8.80       $    7.34       $    8.45
                                                       =========================================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ................        24.51%          13.04%          19.89%         (13.14%)        (10.49%)
                                                       =========================================================================
================================================================================================================================
Ratios to Average Net Assets++
--------------------------------------------------------------------------------------------------------------------------------
Expenses ..........................................         1.98%           1.97%           2.00%           2.02%           1.87%
                                                       =========================================================================
Investment income (loss)--net .....................          .53%            .30%            .55%            .48%            .06%
                                                       =========================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ............    $  21,807       $  18,058       $  28,428       $  27,838       $  33,815
                                                       =========================================================================
Portfolio turnover of the Portfolio ...............        96.05%          48.76%          73.55%         132.93%         140.65%
                                                       =========================================================================

                                                                                        Class B
The following per share data                           -------------------------------------------------------------------------
and ratios have been derived                                                   For the Year Ended May 31,
from information provided in                           -------------------------------------------------------------------------
the financial statements.                                 2006            2005            2004            2003            2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ................    $    9.54       $    8.51       $    7.14       $    8.29       $    9.34
                                                       -------------------------------------------------------------------------
Investment income (loss)--net* ....................         (.03)           (.02)           (.02)           (.02)           (.06)
Realized and unrealized gain (loss)--net ..........         2.27@           1.05@           1.39           (1.13)           (.99)
                                                       -------------------------------------------------------------------------
Total from investment operations ..................         2.24            1.03            1.37           (1.15)          (1.05)
                                                       -------------------------------------------------------------------------
Less dividends from investment income--net ........         (.03)             --              --              --              --
                                                       -------------------------------------------------------------------------
Net asset value, end of year ......................    $   11.75       $    9.54       $    8.51       $    7.14       $    8.29
                                                       =========================================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ................        23.52%          12.10%          19.19%         (13.87%)        (11.24%)
                                                       =========================================================================
================================================================================================================================
Ratios to Average Net Assets++
--------------------------------------------------------------------------------------------------------------------------------
Expenses ..........................................         2.76%           2.75%           2.80%           2.82%           2.64%
                                                       =========================================================================
Investment income (loss)--net .....................         (.31%)          (.24%)          (.25%)          (.36%)          (.77%)
                                                       =========================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ............    $  71,575       $  69,342       $  76,727       $  75,953       $ 112,586
                                                       =========================================================================
Portfolio turnover of the Portfolio ...............        96.05%          48.76%          73.55%         132.93%         140.65%
                                                       =========================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss)--net.
@     Includes redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


12      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Financial Highlights (concluded)                Merrill Lynch International Fund

                                                                                        Class C
The following per share data                           -------------------------------------------------------------------------
and ratios have been derived                                                   For the Year Ended May 31,
from information provided in                           -------------------------------------------------------------------------
the financial statements.                                 2006            2005            2004            2003            2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ................    $    9.54       $    8.51       $    7.14       $    8.29       $    9.34
                                                       -------------------------------------------------------------------------
Investment income (loss)--net* ....................         (.03)           (.02)           (.02)           (.03)           (.07)
Realized and unrealized gain (loss)--net ..........         2.27@           1.05@           1.39           (1.12)           (.98)
                                                       -------------------------------------------------------------------------
Total from investment operations ..................         2.24            1.03            1.37           (1.15)          (1.05)
                                                       -------------------------------------------------------------------------
Less dividends from investment income--net ........         (.03)             --              --              --              --
                                                       -------------------------------------------------------------------------
Net asset value, end of year ......................    $   11.75       $    9.54       $    8.51       $    7.14       $    8.29
                                                       =========================================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ................        23.47%          12.10%          19.19%         (13.87%)        (11.24%)
                                                       =========================================================================
================================================================================================================================
Ratios to Average Net Assets+
--------------------------------------------------------------------------------------------------------------------------------
Expenses ..........................................         2.77%           2.76%           2.82%           2.82%           2.64%
                                                       =========================================================================
Investment income (loss)--net .....................         (.32%)          (.27%)          (.29%)          (.42%)          (.83%)
                                                       =========================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ............    $  23,463       $  22,879       $  27,485       $  32,018       $  56,945
                                                       =========================================================================
Portfolio turnover of the Portfolio ...............        96.05%          48.76%          73.55%         132.93%         140.65%
                                                       =========================================================================

                                                                                        Class I
The following per share data                           -------------------------------------------------------------------------
and ratios have been derived                                                   For the Year Ended May 31,
from information provided in                           -------------------------------------------------------------------------
the financial statements.                                 2006            2005            2004            2003            2002
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ................    $   10.05       $    8.90       $    7.40       $    8.49       $    9.47
                                                       -------------------------------------------------------------------------
Investment income (loss)--net* ....................          .08             .07             .06             .05             .02
Realized and unrealized gain (loss)--net ..........         2.39@           1.11@           1.44           (1.14)          (1.00)
                                                       -------------------------------------------------------------------------
Total from investment operations ..................         2.47            1.18            1.50           (1.09)           (.98)
                                                       -------------------------------------------------------------------------
Less dividends from investment income--net ........         (.14)           (.03)             --              --              --
                                                       -------------------------------------------------------------------------
Net asset value, end of year ......................    $   12.38       $   10.05       $    8.90       $    7.40       $    8.49
                                                       =========================================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ................        24.80%          13.31%          20.27%         (12.84%)        (10.35%)
                                                       =========================================================================
================================================================================================================================
Ratios to Average Net Assets+
--------------------------------------------------------------------------------------------------------------------------------
Expenses ..........................................         1.74%           1.72%           1.77%           1.77%           1.61%
                                                       =========================================================================
Investment income (loss)--net .....................          .72%            .76%            .75%            .67%            .22%
                                                       =========================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ............    $  12,453       $  11,946       $  13,901       $  15,957       $  25,281
                                                       =========================================================================
Portfolio turnover of the Portfolio ...............        96.05%          48.76%          73.55%         132.93%         140.65%
                                                       =========================================================================

*     Based on average shares outstanding.
** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss)--net.
@     Includes redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          13

Notes to Financial Statements                   Merrill Lynch International Fund

1. Significant Accounting Policies:

Merrill Lynch International Fund (the "Fund") is a series of Mercury Funds, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Merrill Lynch Master International Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at May 31, 2006 was 100%. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,306,718 has been reclassified between accumulated net realized capital losses allocated from the Portfolio and accumulated net investment loss as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies and foreign currency transactions.This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class A ................................                .25%             --
Class B ................................                .25%            .75%
Class C ................................                .25%            .75%
--------------------------------------------------------------------------------

14      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Notes to Financial Statements (continued)       Merrill Lynch International Fund

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 1,168               $12,709
Class I ............................               $   123               $    21
--------------------------------------------------------------------------------

For the year ended May 31, 2006, MLPF&S received contingent deferred sales charges of $23,507 and $480 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $19,178,154 and $41,513,114 for the years ended May 31, 2006 and May 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended May 31, 2006                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            481,721        $  5,517,472
Automatic conversion of shares .........            143,844           1,637,982
Shares issued to shareholders in
  reinvestment of dividends ............             14,746             156,453
                                              ---------------------------------
Total issued ...........................            640,311           7,311,907
Shares redeemed ........................           (677,502)         (7,483,932)
                                              ---------------------------------
Net decrease ...........................            (37,191)       $   (172,025)
                                              =================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended May 31, 2005                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            837,025        $  8,105,322
Automatic conversion of shares .........            138,466           1,278,915
Shares issued to shareholders
  in reinvestment of dividends .........              2,364              20,213
                                              ---------------------------------
Total issued ...........................            977,855           9,404,450
Shares redeemed ........................         (2,390,353)        (23,663,416)
                                              ---------------------------------
Net decrease ...........................         (1,412,498)       $(14,258,966)
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended May 31, 2006                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,708,097        $ 18,774,817
Shares issued to shareholders in
  reinvestment of dividends ............             18,187             186,233
                                              ---------------------------------
Total issued ...........................          1,726,284          18,961,050
                                              ---------------------------------
Automatic conversion of shares .........           (149,589)         (1,637,982)
Shares redeemed ........................         (2,751,830)        (30,006,235)
                                              ---------------------------------
Total redeemed .........................         (2,901,419)        (31,644,217)
                                              ---------------------------------
Net decrease ...........................         (1,175,135)       $(12,683,167)
                                              =================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended May 31, 2005                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,787,227        $ 16,682,347
                                              ---------------------------------
Automatic conversion of shares .........           (143,674)         (1,278,915)
Shares redeemed ........................         (3,393,776)        (31,449,828)
                                              ---------------------------------
Total redeemed .........................         (3,537,450)        (32,728,743)
                                              ---------------------------------
Net decrease ...........................         (1,750,223)       $(16,046,396)
                                              =================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended May 31, 2006                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             97,471        $  1,088,956
Shares issued to shareholders in
  reinvestment of dividends ............              4,860              49,761
                                              ---------------------------------
Total issued ...........................            102,331           1,138,717
Shares redeemed ........................           (503,944)         (5,420,187)
                                              ---------------------------------
Net decrease ...........................           (401,613)       $ (4,281,470)
                                              =================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended May 31, 2005                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             62,743        $    580,449
Shares redeemed ........................           (895,180)         (8,161,700)
                                              ---------------------------------
Net decrease ...........................           (832,437)       $ (7,581,251)
                                              =================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended May 31, 2006                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            242,923        $  2,839,804
Shares issued to shareholders in
  reinvestment of dividends ............             13,226             141,516
                                              ---------------------------------
Total issued ...........................            256,149           2,981,320
Shares redeemed ........................           (438,591)         (5,022,812)
                                              ---------------------------------
Net decrease ...........................           (182,442)       $ (2,041,492)
                                              =================================


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          15

Notes to Financial Statements (concluded)       Merrill Lynch International Fund

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended May 31, 2005                                Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             29,555        $    287,720
Shares issued to shareholders
  in reinvestment of dividends .........              4,361              37,592
                                              ---------------------------------
Total issued ...........................             33,916             325,312
Shares redeemed ........................           (407,184)         (3,951,813)
                                              ---------------------------------
Net decrease ...........................           (373,268)       $ (3,626,501)
                                              =================================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                     5/31/2006         5/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..........................          $587,226          $ 64,874
                                                      --------------------------
Total taxable distributions ................          $587,226          $ 64,874
                                                      ==========================

As of May 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ....................        $    998,443
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................             998,443
Capital loss carryforward ...............................         (74,080,866)*
Unrealized gains -- net .................................          19,665,271**
                                                                 ------------
Total accumulated losses -- net .........................        $(53,417,152)
                                                                 ============

* On May 31, 2006, the Fund had a net capital loss carryforward of $74,080,866, of which $27,317,814 expires in 2010 and $46,763,052 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

Report of Independent Registered Public Accounting Firm
                                                Merrill Lynch International Fund

To the Shareholders and Board of Directors of Mercury Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch International Fund, one of the series constituting Mercury Funds, Inc. ("Mercury"), as of May 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Mercury's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Mercury is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of Mercury's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Fund of Mercury Funds, Inc. as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2006


16      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Portfolio Information as of May 31, 2006
                                    Merrill Lynch Master International Portfolio

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria SA ...........................            4.2%
UBS AG Registered Shares .....................................            4.1
BNP Paribas ..................................................            3.9
SAP AG .......................................................            3.9
British American Tobacco Plc .................................            3.8
Toyota Motor Corp. ...........................................            3.8
Credit Suisse Group ..........................................            3.7
Canon, Inc. ..................................................            3.4
InBev NV .....................................................            3.4
Allied Irish Banks Plc .......................................            3.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Commercial Banks .............................................           23.8%
Oil, Gas & Consumable Fuels ..................................           13.4
Capital Markets ..............................................            7.8
Beverages ....................................................            6.1
Software .....................................................            5.8
--------------------------------------------------------------------------------
      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
Europe (Excluding United Kingdom) ............................           35.5%
Japan ........................................................           29.6
United Kingdom ...............................................           19.7
North America ................................................           12.1
Latin America ................................................            3.1
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
Japan ........................................................           29.6%
United Kingdom ...............................................           19.7
France .......................................................            9.8
Canada .......................................................            8.8
Switzerland ..................................................            7.8
Spain ........................................................            4.2
Germany ......................................................            3.8
Belgium ......................................................            3.3
Ireland ......................................................            3.3
United States ................................................            3.3
--------------------------------------------------------------------------------

        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          17

Schedule of Investments             Merrill Lynch Master International Portfolio
                                                               (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
Europe
--------------------------------------------------------------------------------
Belgium--3.3%
            Beverages--3.3%
            InBev NV                                    90,000      $  4,337,385
            --------------------------------------------------------------------
            Total Common Stocks in Belgium                             4,337,385
================================================================================
France--9.8%
            Chemicals--2.6%
            Air Liquide                                 16,162         3,369,203
            --------------------------------------------------------------------
            Commercial Banks--3.9%
            BNP Paribas                                 53,699         5,021,947
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--3.3%
            Total SA                                    65,200         4,239,137
            --------------------------------------------------------------------
            Total Common Stocks in France                             12,630,287
================================================================================
Germany--3.8%
            Software--3.8%
            SAP AG                                      23,650         4,986,982
            --------------------------------------------------------------------
            Total Common Stocks in Germany                             4,986,982
================================================================================
Ireland--3.3%
            Commercial Banks--3.3%
            Allied Irish Banks Plc                     178,611         4,287,481
            --------------------------------------------------------------------
            Total Common Stocks in Ireland                             4,287,481
================================================================================
Luxembourg--0.8%
            Media--0.8%
            SES Global                                  75,035         1,045,873
            --------------------------------------------------------------------
            Total Common Stocks
            in Luxembourg                                              1,045,873
================================================================================
Netherlands--2.5%
            Commercial Banks--2.5%
            ABN AMRO Holding NV                        115,738         3,205,043
            --------------------------------------------------------------------
            Total Common Stocks
            in the Netherlands                                         3,205,043
================================================================================
Spain--4.2%
            Commercial Banks--4.2%
            Banco Bilbao Vizcaya Argentaria SA         260,100         5,406,938
            --------------------------------------------------------------------
            Total Common Stocks in Spain                               5,406,938
================================================================================
Switzerland--7.8%
            Capital Markets--7.8%
            Credit Suisse Group                         81,650         4,736,044
            UBS AG Registered Shares                    46,710         5,308,654
            --------------------------------------------------------------------
            Total Common Stocks
            in Switzerland                                            10,044,698
================================================================================
United Kingdom--19.7%
            Beverages--2.8%
            SABMiller Plc                              196,000         3,666,663
            --------------------------------------------------------------------
            Commercial Banks--2.1%
            HBOS Plc                                   158,800         2,717,801
            --------------------------------------------------------------------
            Hotels, Restaurants &
            Leisure--1.4%
            Carnival Plc                                45,600         1,851,898
            --------------------------------------------------------------------
            Internet Software &
            Services--1.7%
            NDS Group Plc (a)(b)                        42,900         2,180,607
            --------------------------------------------------------------------
            Metals & Mining--2.4%
            BHP Billiton Plc                           156,100         3,050,963
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--3.8%
            BG Group Plc                               223,588         2,978,199
            Cairn Energy Plc (b)                        47,400         1,951,402
                                                                    ------------
                                                                       4,929,601
            --------------------------------------------------------------------
            Tobacco--3.8%
            British American Tobacco Plc               198,800         4,974,013
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--1.7%
            Vodafone Group Plc                         937,868         2,160,414
            --------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                 25,531,960
            ====================================================================
            Total Common Stocks in Europe--55.2%                      71,476,647
================================================================================

================================================================================
Latin America
--------------------------------------------------------------------------------
Brazil--3.1%
            Metals & Mining--1.4%
            Companhia Vale do Rio Doce
             (Preference 'A' Shares) (a)                46,985         1,832,885
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--1.7%
            Petroleo Brasileiro SA                      99,000         2,125,329
            --------------------------------------------------------------------
            Total Common Stocks in Latin America--3.1%                 3,958,214
================================================================================

================================================================================
North America
--------------------------------------------------------------------------------
Canada--8.8%
            Food & Staples Retailing--3.0%
            Shoppers Drug Mart Corp.                    99,900         3,811,072
            --------------------------------------------------------------------
            Metals & Mining--1.2%
            Teck Cominco Ltd. Class B                   25,100         1,598,174
            --------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--4.6%
            EnCana Corp.                                33,200         1,675,455
            Nexen, Inc.                                 24,000         1,335,211
            Suncor Energy, Inc.                         15,700         1,267,465
            Talisman Energy, Inc.                       91,800         1,671,820
                                                                    ------------
                                                                       5,949,951
            --------------------------------------------------------------------
            Total Common Stocks in Canada                             11,359,197
================================================================================


18      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Schedule of Investments (concluded)
                 Merrill Lynch Master International Portfolio  (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
North America (concluded)
--------------------------------------------------------------------------------
United States--3.3%
            Energy Equipment & Services--1.3%
            Weatherford International Ltd. (b)          32,900      $  1,712,116
            --------------------------------------------------------------------
            Software--2.0%
            Amdocs Ltd. (b)                             68,400         2,562,948
            --------------------------------------------------------------------
            Total Common Stocks in the United States                   4,275,064
            ====================================================================
            Total Common Stocks in North America--12.1%               15,634,261
================================================================================

================================================================================
Pacific Basin/Asia
--------------------------------------------------------------------------------
Japan--29.6%
            Auto Components--4.8%
            Denso Corp.                                119,900         4,208,337
            Toyota Industries Corp.                     18,800           766,735
            The Yokohama Rubber Co. Ltd.               246,000         1,154,556
                                                                    ------------
                                                                       6,129,628
            --------------------------------------------------------------------
            Automobiles--3.8%
            Toyota Motor Corp.                          92,100         4,947,526
            --------------------------------------------------------------------
            Chemicals--1.4%
            JSR Corp.                                   70,100         1,854,573
            --------------------------------------------------------------------
            Commercial Banks--7.8%
            The Bank of Yokohama Ltd.                  382,000         2,739,572
            Mitsubishi UFJ Financial Group, Inc.           308         4,248,562
            Sumitomo Mitsui Financial Group, Inc.          303         3,108,993
                                                                    ------------
                                                                      10,097,127
            --------------------------------------------------------------------
            Construction & Engineering--3.1%
            COMSYS Holdings Corp.                      118,000         1,399,658
            Kyowa Exeo Corporation                     110,000         1,414,757
            Obayashi Corp.                             161,000         1,146,946
                                                                    ------------
                                                                       3,961,361
            --------------------------------------------------------------------
            Food & Staples Retailing--1.5%
            FamilyMart Co., Ltd.                        68,600         1,971,232
            --------------------------------------------------------------------
            Office Electronics--3.4%
            Canon, Inc.                                 62,800         4,413,201
            --------------------------------------------------------------------
            Specialty Retail--0.9%
            EDION Corp.                                 55,100         1,200,179
            --------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--0.8%
            Onward Kashiyama Co., Ltd.                  72,000         1,065,584
            --------------------------------------------------------------------
            Wireless Telecommunication
            Services--2.1%
            KDDI Corp.                                     432         2,720,703
            --------------------------------------------------------------------
            Total Common Stocks in Japan                              38,361,114
            ====================================================================
            Total Common Stocks in the
            Pacific Basin/Asia--29.6%                                 38,361,114
================================================================================
            Total Investments
            (Cost--$109,269,506*)--100.0%                            129,430,236

            Other Assets Less Liabilities--0.0%                           44,679
                                                                    ------------
            Net Assets--100.0%                                      $129,474,915
                                                                    ============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 109,794,515
                                                                  =============
      Gross unrealized appreciation ...............               $  21,711,230
      Gross unrealized depreciation ...............                  (2,075,509)
                                                                  -------------
      Net unrealized appreciation .................               $  19,635,721
                                                                  =============

(a)   Depositary receipts.
(b)   Non-income producing security.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                         $(368,534)           $13,777
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                                --            $ 2,201
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          19

Statement of Assets and Liabilities
                                    Merrill Lynch Master International Portfolio

As of May 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value
             (identified cost--$109,269,506) .........................................                                $ 129,430,236
            Foreign cash (cost--$51,801) .............................................                                       50,612
            Receivables:
               Dividends .............................................................         $     688,272
               Securities sold .......................................................               673,113
               Contributions .........................................................                99,956              1,461,341
                                                                                               -------------
            Prepaid expenses and other assets ........................................                                        1,416
                                                                                                                      -------------
            Total assets .............................................................                                  130,943,605
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Bank overdraft ...........................................................                                      895,080
            Payables:
               Withdrawals ...........................................................               427,145
               Investment adviser ....................................................                72,092
               Other affiliates ......................................................                 1,085                500,322
                                                                                               -------------
            Accrued expenses .........................................................                                       73,288
                                                                                                                      -------------
            Total liabilities ........................................................                                    1,468,690
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ...............................................................                                $ 129,474,915
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Investor's capital .......................................................                                $ 109,285,011
            Unrealized appreciation--net .............................................                                   20,189,904
                                                                                                                      -------------
            Net Assets ...............................................................                                $ 129,474,915
                                                                                                                      =============

      See Notes to Financial Statements.


20      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Statement of Operations             Merrill Lynch Master International Portfolio

For the Year Ended May 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $340,847 foreign withholding tax) ......................                                $   3,110,135
            Interest from affiliates .................................................                                       13,777
            Securities lending--net ..................................................                                        2,201
                                                                                                                      -------------
            Total income .............................................................                                    3,126,113
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .................................................         $     953,803
            Custodian fees ...........................................................               110,822
            Accounting services ......................................................               104,212
            Professional fees ........................................................                39,962
            Trustees' fees and expenses ..............................................                17,386
            Pricing fees .............................................................                 7,351
            Printing and shareholder reports .........................................                   618
            Other ....................................................................                 8,907
                                                                                               -------------
            Total expenses ...........................................................                                    1,243,061
                                                                                                                      -------------
            Investment income--net ...................................................                                    1,883,052
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net ......................................................            29,750,543
               Foreign currency transactions--net ....................................               (14,319)            29,736,224
                                                                                               -------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ......................................................            (2,756,669)
               Foreign currency transactions--net ....................................               (34,095)            (2,790,764)
                                                                                               ------------------------------------
            Total realized and unrealized gain--net ..................................                                   26,945,460
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations .....................                                $  28,828,512
                                                                                                                      =============

      See Notes to Financial Statements.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          21

Statements of Changes in Net Assets
                                    Merrill Lynch Master International Portfolio

                                                                                                       For the Year Ended
                                                                                                             May 31,
                                                                                               ------------------------------------
Increase (Decrease) in Net Assets:                                                                 2006                   2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net ...................................................         $   1,883,052          $   2,122,226
            Realized gain--net .......................................................            29,736,224             17,797,795
            Change in unrealized appreciation/depreciation--net ......................            (2,790,764)              (465,176)
                                                                                               ------------------------------------
            Net increase in net assets resulting from operations .....................            28,828,512             19,454,845
                                                                                               ------------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from contributions ..............................................            28,221,049             25,713,643
            Fair value of withdrawals ................................................           (49,975,260)           (69,493,760)
                                                                                               ------------------------------------
            Net decrease in net assets derived from capital transactions .............           (21,754,211)           (43,780,117)
                                                                                               ------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ..................................             7,074,301            (24,325,272)
            Beginning of year ........................................................           122,400,614            146,725,886
                                                                                               ------------------------------------
            End of year ..............................................................         $ 129,474,915          $ 122,400,614
                                                                                               ====================================

      See Notes to Financial Statements.

Financial Highlights                Merrill Lynch Master International Portfolio

                                                                             For the Year Ended May 31,
The following ratios have been derived from           --------------------------------------------------------------------------
information provided in the financial statements.       2006            2005            2004            2003             2002
================================================================================================================================
Total Investment Return
--------------------------------------------------------------------------------------------------------------------------------
            Total investment return ..............        25.58%          14.08%          21.12%         (11.64%)          (9.27%)
                                                      ==========================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Expenses .............................          .98%            .95%            .94%            .97%             .94%
                                                      ==========================================================================
            Investment income--net ...............         1.48%           1.51%           1.60%           1.48%             .92%
                                                      ==========================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands)    $ 129,475       $ 122,401       $ 146,726       $ 151,972        $ 229,126
                                                      ==========================================================================
            Portfolio turnover ...................        96.05%          48.76%          73.55%         132.93%          140.65%
                                                      ==========================================================================

      See Notes to Financial Statements.


22      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Notes to Financial Statements       Merrill Lynch Master International Portfolio

1. Significant Accounting Policies:

Merrill Lynch Master International Portfolio (the "Portfolio") is a series of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          23

                                    Merrill Lynch Master International Portfolio

      amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.


24      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

                                    Merrill Lynch Master International Portfolio

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Bank overdraft -- The Portfolio recorded a bank overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLIMIL is an indirect, wholly-owned subsidiary of ML & Co.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. The Trust has entered into a Sub-Advisory Agreement with FAM, with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIMIL, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of MLIMIL.

In addition, MLPF&S received $10,836 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2006.

For the year ended May 31, 2006, the Portfolio reimbursed MLIMIL $2,749 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          25

Notes to Financial Statements (concluded)
                                    Merrill Lynch Master International Portfolio

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2006 were $121,355,109 and $140,330,625, respectively.

4. Commitments:

At May 31, 2006, the Portfolio had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $312,000.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2006.

Report of Independent Registered Public Accounting Firm
                                    Merrill Lynch Master International Portfolio

To the Investor and Board of Trustees of Mercury Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Master International Portfolio, one of the series constituting Mercury Master Trust (the "Trust"), as of May 31, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Master International Portfolio of Mercury Master Trust as of May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2006


26      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by each Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Directors of the Fund and the Board of Trustees of Mercury Master Trust considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust on behalf of its series, Merrill Lynch Master International Portfolio, and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the shareholders of the Fund and Trust, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Boards, including the independent directors/trustees, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meetings. In addition, the independent directors/trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund and Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of each Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          27

o that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Trust shareholders;

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year each Board performed a full annual review of the investment advisory agreement currently in effect for the Fund/Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act, and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors/trustees have considered relevant in the exercise of their reasonable judgment (each Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November
      2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund and Trust in connection with each Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its


28      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006
oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors/ trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the New Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Investment Adviser and the Fund/Trust receive services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund or Trust.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          29

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/trustees determined that the nature and quality of services to be provided to the Fund/Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Trust's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Trust under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. Each Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that the New Investment Advisory Agreement and administration agreement are substantially similar to the Current Investment Advisory Agreement and administration agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and Trust. Each Board noted that the Board expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and Trust appropriately participated in these economies of scale.


30      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement and administration agreement are substantially similar to the Current Investment Advisory Agreement and administration agreement in all material respects, including the rate of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the Current Investment Advisory Agreement. Each Board noted that in conjunction with the Board's most recent deliberations concerning the Current Investment Advisory Agreement, the Board had determined that the total fees for advisory and administrative services for the Fund and Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rates for advisory and administrative fees for the Fund/Trust would be no higher than current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors/trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Trust's portfolio transaction brokerage commissions. The directors also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance -- Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund and Trust -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's and Trust's performance was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund and Trust.

Conclusion -- After the independent directors of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          31

Disclosure of New Investment Advisory Agreement (concluded)

Contingent BlackRock Subadvisory Agreement -- Matters Considered by each Board

At the telephonic and in-person meetings held during April and May 2006 at which the Boards discussed and approved the New Investment Advisory Agreement, the Trust's Board, including the independent trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that each Board deems it necessary and in the best interests of the Fund and Trust and their shareholders that the BlackRock Subadviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of each Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund or Trust expenses as a result of the Contingent Subadvisory Agreement.

In making its approval, each Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund and Trust, and the BlackRock Subadviser would provide advisory services to the Trust under the Contingent Subadvisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund and Trust would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


32      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director/             (Americas Region) thereof from 2000 to 2001 and
            Age: 51        Trustee               Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                  Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director/    1998 to  Professor of Finance and Economics at the Columbia    20 Funds        None
Beim**      Princeton, NJ  Trustee      present  University Graduate School of Business since 1991;    26 Portfolios
            08543-9095                           Chairman of Outward Bound USA from 1997 to 2001;
            Age: 65                              Chairman of Wave Hill Inc., since 1990; Trustee of
                                                 Phillips Exeter Academy from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director/    1998 to  Chief Financial Officer of JPMorgan & Co., Inc. from  20 Funds        None
Flynn       Princeton, NJ  Trustee      present  1990 to 1995 and an employee of JPMorgan in various   26 Portfolios
            08543-9095                           capacities from 1967 to 1995.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director/    1998 to  Mizuho Financial Group, Professor of Finance,         21 Funds        None
Kester      Princeton, NJ  Trustee      present  Harvard Business School, Unit Head, Finance since     27 Portfolios
            08543-9095                           2005; Senior Associate Dean and Chairman of the MBA
            Age: 54                              Program of Harvard Business School, 1999 to 2005;
                                                 Member of the faculty of Harvard Business School
                                                 since 1981; Independent consultant since 1978.

------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director/    1998 to  President of Robards & Company, a financial advisory  20 Funds        None
Robards***  Princeton, NJ  Trustee      present  firm since 1987; formerly an investment banker with   26 Portfolios
            08543-9095                           Morgan Stanley for more than ten years; Director of
            Age: 56                              Enable Medical Corp. from 1996 to 2005; Director of
                                                 AtriCure, Inc. since 2000; Director of the Cooke
                                                 Center for Learning and Development, a
                                                 not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Trustees.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          33

Officers and Directors/Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and          and      Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
            Age: 45        Treasurer    1999 to  of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice present  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Susan Chan  P.O. Box 9011  Vice         2005 to  Director of MLIM since 2003; Vice President of MLIM from 2002 to 2003; Assistant
            Princeton, NJ  President    present  Vice President of MLIM from 2000 to 2002.
            08543-9011
            Age: 37
------------------------------------------------------------------------------------------------------------------------------------
Richard     P.O. Box 9011  Vice         2005 to  Head of the Investment Adviser's Global Equity Team since December 2005; Managing
Turnill     Princeton, NJ  President    present  Director of MLIM since 1999.
            08543-9011
            Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Securities and
                                                 Exchange Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


34      MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH INTERNATIONAL FUND                MAY 31, 2006          35

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch International Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #MLINTL -- 5/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 12 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -

         Merrill Lynch International Fund
                                       Fiscal Year Ending May 31, 2006 - $6,600
                                       Fiscal Year Ending May 31, 2005 - $6,500

         Merrill Lynch Master International Portfolio
                                       Fiscal Year Ending May 31, 2006 - $32,000
                                       Fiscal Year Ending May 31, 2005 - $32,000

         (b) Audit-Related Fees -

         Merrill Lynch International Fund
                                       Fiscal Year Ending May 31, 2006 - $0
                                       Fiscal Year Ending May 31, 2005 - $0

         Merrill Lynch Master International Portfolio
                                       Fiscal Year Ending May 31, 2006 - $0
                                       Fiscal Year Ending May 31, 2005 - $0

         (c) Tax Fees -

         Merrill Lynch International Fund
                                       Fiscal Year Ending May 31, 2006 - $6,000
                                       Fiscal Year Ending May 31, 2005 - $5,700

         Merrill Lynch Master International Portfolio
                                       Fiscal Year Ending May 31, 2006 - $0
                                       Fiscal Year Ending May 31, 2005 - $0

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -

         Merrill Lynch International Fund
                                       Fiscal Year Ending May 31, 2006 - $0
                                       Fiscal Year Ending May 31, 2005 - $0

         Merrill Lynch Master International Portfolio
                                       Fiscal Year Ending May 31, 2006 - $0
                                       Fiscal Year Ending May 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending May 31, 2006 - $3,124,717
             Fiscal Year Ending May 31, 2005 - $9,030,943

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust

Date: July 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust

Date: July 21, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch International Fund of Mercury Funds, Inc. and Merrill Lynch Master International Portfolio of Mercury Master Trust

Date: July 21, 2006